EXHIBIT 10.1
AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED REVOLVING
CREDIT AGREEMENT
THIS AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Agreement”) is entered into as of the 2nd day of April, 2010, by and among (a) REAL MEX RESTAURANTS, INC., formerly known as Acapulco Acquisition Corp., a Delaware corporation (“Real Mex”), ACAPULCO RESTAURANTS, INC., a Delaware corporation (“ARI”), EL TORITO FRANCHISING COMPANY, a Delaware corporation (“ETFI”), EL TORITO RESTAURANTS, INC., a Delaware corporation (“ETRI”), TARV, INC., a California corporation (“TARV”), ACAPULCO RESTAURANT OF VENTURA, INC., a California corporation (“ARV”), ACAPULCO RESTAURANT OF WESTWOOD, INC., a California corporation (“ARW”), ACAPULCO MARK CORP., a Delaware corporation (“AMC”), MURRAY PACIFIC, a California corporation (“MP”), ALA DESIGN, INC., a California corporation (“ALAD”), REAL MEX FOODS, INC., formerly known as ALA Foods, Inc., a California corporation (“RMF”), ACAPULCO RESTAURANT OF DOWNEY, INC., a California corporation (“ARD”), ACAPULCO RESTAURANT OF MORENO VALLEY, INC., a California corporation (“AMV”), EL PASO CANTINA, INC., a California corporation (“EPC”), CKR ACQUISITION CORP., a Delaware corporation (“CKR”), CHEVYS RESTAURANTS, LLC, a Delaware limited liability company (“Chevys”; and collectively with Real Mex, ARI, ETFI, ETRI, TARV, ARV, ARW, AMC, MP, ALAD, RMF, ARD, AMV, EPC and CKR, the “Borrowers”), (b) the lending institutions party hereto as Lenders, and (c) GENERAL ELECTRIC CAPITAL CORPORATION as agent and administrative agent (the “Agent”) for itself and such lending institutions.
RECITALS
WHEREAS, the Borrowers, Lenders, and Agent entered into a Second Amended and Restated Revolving Credit Agreement, dated as of January 29, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);
WHEREAS, pursuant to that certain Securities and Loan Transfer and Exchange Agreement, dated as of March 17, 2010, among KKR Financial CLO 2005-2, Ltd. and each entity listed on Schedule I thereto, as sellers (collectively, the “Sellers”) and Sun Cantinas, as purchaser, the Sellers have agreed, among other things, to sell, and Sun Cantinas has agreed, among other things, to purchase, an aggregate of 54,676 shares of common Equity Interest in the Parent (such sale and purchase being the “Parent Share Purchase”);
WHEREAS, in connection with the consummation of the Parent Share Purchase on the date hereof, Borrowers have requested that the Agent and the Lenders amend certain provisions of the Credit Agreement, all as set forth in this Agreement; and

WHEREAS, the Agent and Lenders agree to such amendments and consents upon the terms and subject to conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions in Credit Agreement; etc. Unless otherwise defined herein, terms defined in or by reference to the Credit Agreement (as from time to time amended) are used herein as therein defined.
2. Amendments. The Credit Agreement is hereby amended as follows::
(a) §1.1 of the Credit Agreement is amended by amending and restating the definition of the term “Parent Stockholders” to read in its entirety as follows:
Parent Stockholders. Each owner of the issued capital stock of Parent as of the Amendment No. 5 Date, as listed on Schedule 8.18(A) hereto.
(b) §1.1 of the Credit Agreement is further amended by amending and restating clause (vii) of the definition of the term “Change of Control” to read in their entirety as follows:
(vii) Cocina, Sun Cantinas, Sun Capital and their Control Investment Affiliates shall at any time together fail to own, directly or indirectly, a greater aggregate percentage of the issued and outstanding Voting Stock and economic interest of Parent than any other Person and its Control Investment Affiliates.
(c) §1.1 of the Credit Agreement is further amended by inserting therein in the proper alphabetical order the following definitions:
Amendment No. 5 Date. April 2, 2010.
2010 Securities and Loan Transfer and Exchange Agreement. Securities and Loan Transfer and Exchange Agreement, dated as of March 17, 2010, among the 2010 Share Sellers and Sun Cantinas, attached as Annex A hereto, as the same is in effect on the Amendment No. 5 Date.
2010 Share Purchase. The purchase of an aggregate of 54,676 shares of common Equity Interest in the Parent by Sun Cantinas from the 2010 Share Sellers pursuant to and in accordance with the 2010 Securities and Loan Transfer and Exchange Agreement.
2010 Share Sellers. KKR Financial CLO 2005-2, Ltd. and each entity listed on Schedule I to the 2010 Securities and Loan Transfer and Exchange Agreement.
(d) §8.18 of the Credit Agreement is amended by amending and restating the last sentence thereof to read in its entirety as follows:

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“Schedule 8.18(A) lists the owners of all issued capital stock of Parent as of the Amendment No. 5 Date and the percentage of issued capital stock of Parent owned by each such Person (after giving effect to the 2010 Share Purchase and the other transactions contemplated by the 2010 Securities and Loan Transfer and Exchange Agreement). As of the Amendment No. 5 Date, except as set forth on Schedule 8.18(A), there are no securities convertible into or exchangeable for capital stock of Parent and there are no warrants, options or other rights to purchase, subscribe for or otherwise acquire any capital stock of Parent.”
(e) Schedule 8.18(A) to the Credit Agreement is amended and restated to read in its entirety as Schedule 8.18(A) attached hereto.
(f) Annex A attached hereto is added to the Credit Agreement as Annex A thereto.
3. Conditions. This Agreement shall be effective on the day on which the Agent shall have received a counterpart signature of the Borrowers and the Lenders to this Agreement.
4. Representations and Warranties. The Borrowers represent and warrant to the Lenders and the Agent as follows:
(a) The execution, delivery and performance of this Agreement (i) is within the corporate authority of such Person, (ii) has been duly authorized by all necessary corporate proceedings, (iii) does not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries and (iv) does not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, any of the Borrowers or any of their Subsidiaries.
(b) The execution and delivery of this Agreement will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(c) The execution, delivery and performance by each of the Borrowers and their Subsidiaries of this Agreement, does not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.
(d) Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time and after giving effect to this Agreement (except to the extent that such representations and warranties relate expressly to an earlier date) and, after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing.

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5. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
6. Continuing Effect of the Credit Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents or the Borrowers under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the effectiveness of this Agreement, any reference to the Credit Agreement shall mean the Credit Agreement as amended and modified hereby.
7. Applicable Law. THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF ILLINOIS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF ILLINOIS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).
8. Headings. Headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
9. Loan Document. This Agreement shall constitute a Loan Document.
10. Reaffirmation. Each of the Borrowers hereby confirms its respective guarantees, pledges, grants of security interests and mortgages and other obligations, as applicable, under and subject to the terms of each of the other Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement, such guarantees, pledges, grants of security interests and mortgages and other obligations, and the terms of each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect after giving effect to this Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Second Amended and Restated Revolving Credit Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

REAL MEX RESTAURANTS, INC.
ACAPULCO RESTAURANTS, INC.
EL TORITO FRANCHISING COMPANY
EL TORITO RESTAURANTS, INC.
TARV, INC.
ACAPULCO RESTAURANT OF VENTURA, INC.
ACAPULCO RESTAURANT OF WESTWOOD, INC.
ACAPULCO MARK CORP.
MURRAY PACIFIC
ALA DESIGN, INC.
REAL MEX FOODS, INC.
ACAPULCO RESTAURANT OF DOWNEY, INC.
ACAPULCO RESTAURANT OF MORENO VALLEY, INC.
EL PASO CANTINA, INC.
CKR ACQUISITION CORP.
CHEVYS RESTAURANTS, LLC

By:	/s/ Richard E. Rivera
	Name:	Richard E. Rivera
Title:

Signature Page To
Amendment No. 5 To Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Second Amended and Restated Revolving Credit Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and sole Lender
By:	/s/ Kelly A. Hallford
	Name:	Kelly A. Hallford
	Title:	Authorized Signatory

Signature Page To
Amendment No. 5 To Credit Agreement

ACKNOWLEDGMENT, CONSENT AND REAFFIRMATION
Parent hereby acknowledges the receipt of the above Amendment No. 5 to Second Amended and Restated Revolving Credit Agreement and consents to the terms and provision thereof, and hereby (i) confirms and reaffirms all of its guarantees, pledges, grants of security interests and other obligations and undertakings under the Parent Guaranty, the applicable Stock Pledge Agreement and each of the other Loan Documents to which it is a party and (ii) acknowledges and agrees that subsequent to, and after taking account of the provisions of the above Amendment No. 5 to Second Amended and Restated Revolving Credit Agreement, such guarantees, pledges, grants of security interests and other obligations and undertakings and the terms of each such Loan Documents are not impaired or affected in any manner whatsoever and shall continue to be in full force in accordance with the terms thereof.
Parent hereby represents and warrants that (a) it has full capacity and right to make and perform this Acknowledgment, Consent and Reaffirmation, and all necessary authority has been obtained; (b) this Acknowledgment, Consent and Reaffirmation constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally; (c) the making and performance of this Acknowledgment, Consent and Reaffirmation does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Acknowledgment, Consent and Reaffirmation have been obtained or made and are in full force and effect.
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Executed this 2nd day of April, 2010.

RM RESTAURANT HOLDING CORP.
By:	/s/ Richard E. Rivera
	Name:	Richard E. Rivera
Title:

Signature Page To
Acknowledgment, Consent and Reaffirmation